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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                January 15, 1998


                        Banc One Credit Card Master Trust
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                   (Issuer with respect to the Certificates)


                                 Bank One, N.A.
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             (Exact name of registrant as specified in its charter)


                                  United States
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                  (State or other jurisdiction of organization)



         0-25636                                        31-4148768
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  (Commission File Number)                (IRS Employer Identification Number)



      c/o Bank One, Columbus, N.A., as Administrator, 1601 Elm Street,
                     Attn: Tracie Klein, Dallas, Texas 75201
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               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
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                                 (214) 849-2430

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Item 5.  Other Events

On January 15, 1998, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

         7.80% Class A Asset Backed Certificates, Series 1994-C
         8.00% Class B Asset Backed Certificates, Series 1994-C
         6.15% Class A Asset Backed Certificates, Series 1995-A
         6.30% Class B Asset Backed Certificates, Series 1995-A
         6.30% Class A Asset Backed Certificates, Series 1995-B
         6.45% Class B Asset Backed Certificates, Series 1995-B
         Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1997-1
         Asset Backed Certificates, Series 1997-2


Item 7.  Exhibits

See page 4 for Exhibit Index


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BANC ONE CREDIT CARD MASTER TRUST



Date:  January 9, 1998              By:        /s/ Tracie Klein
                                           ------------------------

                                    Name:  Tracie Klein
                                    Title: Vice President
                                           Bank One, N.A.


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EXHIBIT INDEX


Exhibit    Description                                                     Page
-------    -----------                                                     ----

99.1       The Monthly Statements and other information reflecting
           the Trust's Activities for the Monthly Period ending
           December 31, 1997 ............................................  5-18

99.2       Monthly Servicer's Certificates............................... 19-24